股权质押合同
Share Pledge Agreement

本股权质押合同 (下称“本合同”)由下列各方于2010年3月25日在黑龙江省齐齐哈尔市签订：
This Share Pledge Agreement (this “Agreement”) has been executed by and among the following Parties on March 25th, 2010 in Qiqihaer City, Heilongjiang Province:

甲方：	齐齐哈尔德利企业管理咨询有限公司（下称“质权人”）
地址：	黑龙江省齐齐哈尔市富拉尔基区科研办事处全合台跃进路北
Party A:	Qiqihar Deli Enterprise Management Consulting Co., Ltd. (hereinafter “Pledgee”)
Address:	North Side of Yuejin Road, Quanhetai, R&D Regional, Fulaerji District, Qiqihar, Heilongjiang province, China

乙方：	张立
身份证号码：	230206196306301914
刘玉华
身份证号码：	230206196410071346
（下合称“出质人”）
Party B:	Zhang Li
ID Number:	230206196306301914
Liu Yuhua
ID Number:	230206196610071346
(hereinafter “Pledgors”)

丙方：	齐齐哈尔市富尔农艺有限公司
地址：	黑龙江省齐齐哈尔市富拉尔基区科研办事处开发区内纬二路北
Party C:	Qiqihar Fuer Agronomy Inc.
Address:	North Neiwei Road 2, R&D Regional, Fulaerji District, Qiqihaer, Heilongjiang Province

在本合同中，质权人、出质人和丙方以下各称“一方”，合称“各方”。
In this Agreement, each of Pledgee, Pledgors and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

鉴于：
Whereas,

1.
出质人是中华人民共和国（下称“中国”）公民，合计拥有丙方100%的股权。丙方是一家在中国黑龙江省齐齐哈尔市注册的从事农作物种子批发兼零售，叶面肥的生产和销售；果树、苗木、花卉生产、销售；农药（不含化学危险品）、农机销售；复混肥料生产、销售；有机肥、生物肥、微生物肥制品生产、销售及技术咨询、技术服务、技术转让；粮食收购(法律、行政法规、国务院决定规定需审批未获审批前不得经营) 业务的有限责任公司。丙方承认出质人和质权人在本合同项下各自的权利和义务并同意提供任何必要的协助登记该质权；

Pledgors are the citizens of the People's Republic of China (“China”), and holds 100% of the equity interest in Party C in total. Party C is a limited liability company registered in Qiqihar, Heilongjiang Province, China, engaging in business of wholesale and retail of crop seeds; production and sales of foliar fertilization、fruit trees、seedlings and flowers; sales of  pesticide (excluding hazardous chemicals) and farm machinery; fertilizer production and sales; manufacture、sales、technical consultation and services and technology transfer of organic fertilizer、 biological fertilizer and microbial fertilizer products; grain purchasing (shall not operate without governmental approvals when required by laws, regulations and decisions of the State Council). Party C acknowledges the respective rights and obligations of Pledgors and Pledgee under this Agreement, and agrees to provide any necessary assistance in registering the Pledge;

2.	质权人是一家在中国黑龙江省齐齐哈尔市注册的外商独资企业。质权人和丙方于2010年3月25日签订了独家业务合作协议；
Pledgee is a Wholly Foreign Owned Enterprise registered inQiqihaer City, Heilongjiang Province, China. Pledgee and Party C have executed an Exclusive Business Cooperation Agreement on March 25th,2010;

3.	为保证质权人从丙方处收取丙方到期应付的所有付款，包括但不限于咨询和服务费，出质人以其在丙方中拥有的所有股权为独家业务合作协议项下丙方咨询和服务费付款的质押担保。
To ensure that Pledgee collects all payments due by Party C, including without limitation the consulting and service fees regularly from Party C, Pledgors hereby pledges all of the equity interest he holds in Party C as security for Party C’s payment of the consulting and service fees under the Exclusive Business Cooperation Agreement.

为履行业务合作协议的规定，各方共同同意按照以下条款签订本合同。
To perform the provisions of the Business Cooperation Agreement, the Parties have mutually agreed to execute this Agreement upon the following terms.

1.	定义
Definitions

除非本合同另有规定，下列词语应具有如下含义：
Unless otherwise provided herein, the terms below shall have the following meanings:

1.1	“质权” 应指出质人根据本合同第2条授予质权人的担保权益，即质权人以股权的转换、拍卖或出售价款优先受偿的权利。
“Pledge” shall refer to the security interest granted by Pledgors to Pledgee pursuant to Article 2 of this Agreement, i.e., the right of Pledgee to be compensated on a preferential basis with the conversion, auction or sales price of the Equity Interest.

1.2	“股权” 应指出质人在丙方中合法现在持有和今后取得的所有股权。
“Equity Interest” shall refer to all of the equity interest lawfully now held and hereafter acquired by Pledgors in Party C.

1.3	“质押期限” 应指本合同第3条规定的期限。
“Term of Pledge” shall refer to the term set forth in Section 3 of this Agreement.

1.4	“业务合作协议” 应指出质人部分拥有的质权人和丙方于2010年3月25日签订的独家业务合作协议。
“Business Cooperation Agreement” shall refer to the Exclusive Business Cooperation Agreement executed by and between Pledgee and Party C, partially owned by Pledgors on March 25th, 2010.

1.5	“违约事件” 应指本合同第7条列明的任何情况。
“Event of Default” shall refer to any of the circumstances set forth in Article 7 of this Agreement.

1.6	“违约通知” 应指质权人根据本合同发出的宣布违约事件的通知。
“Notice of Default” shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

2.	质权
The Pledge

作为对丙方欠付的任何或所有付款（包括但不限于根据业务合作协议应支付给质权人的咨询和服务费）在到期应付时（无论是在规定的到期日、通过提前还款或以其他方式）即时和完整的支付和履行的抵押担保品，出质人特此将其在丙方股权中无论现在拥有或今后取得的在所有的出质人权利、所有权和权益中的优先担保权益质押给质权人。
As collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of any or all the payments due by Party C, including without limitation the consulting and services fees payable to the Pledgee under the Business Cooperation Agreement, Pledgors hereby pledges to Pledgee a first security interest in all of Pledgors's right, title and interest, whether now owned or hereafter acquired by Pledgors, in the Equity Interest of Party C.

3.	质押期限
Term of Pledge

3.1	质权应自股权出质登记于丙方所属工商行政管理部门之日起生效。质权应持续有效，直至丙方已经履行在业务合作协议项下到期应付的所有付款为止。各方同意，在本合同签署当日，出质人和丙方应将质权登记在丙方股东名册上，出质人并应在本合同签署后30日内向丙方提供有关股权质押的工商登记文件。
The Pledge shall become effective as of the date when the pledge of the Equity Interest is registered with the competent administration of industry and commerce with proper jurisdiction over Party C. The Pledge shall be continuously valid until all payments due under the Business Cooperation Agreement have been fulfilled by Party C. The Parties agree that Pledgors and Party C shall register the Pledge in the shareholders' register of Party C as of the date of this Agreement; Pledgors shall further provide to Party C with documents evidencing the share pledge with the competent administration of industry and commerce within 30 days after the execution of this Agreement.

3.2	在质押期限内，如丙方未按业务合作协议支付独家咨询或服务费，质权人应有权但无义务按本合同的规定处置该质权。
During the Term of Pledge, in the event Party C fails to pay the exclusive consulting or service fees in accordance with the Business Cooperation Agreement, Pledgee shall have the right, but not the obligation, to dispose of the Pledge in accordance with the provisions of this Agreement.

4.	受质权规限的股权记录的保管
Custody of Records for Equity Interest subject to Pledge

4.1	在本合同规定的质押期限内，出质人应在本合同签订起一周内将股权出资证明书及记载质权的股东名册交付质权人保管。质权人应在本合同规定的整个质押期限期间一直保管该等项目。
During the Term of Pledge set forth in this Agreement, Pledgors shall deliver to Pledgee's custody the capital contribution certificate for the Equity Interest and the shareholders' register containing the Pledge within one week from the execution of this Agreement. Pledgee shall have custody of such items during the entire Term of Pledge set forth in this Agreement.

4.2	在质押期限内，质权人应有权收取股权所产生的股息。
Pledgee shall have the right to collect dividends generated by the Equity Interest during the Term of Pledge.

5.	出质人的陈述和保证
Representations and Warranties of Pledgors

5.1	出质人是股权的唯一合法和受益所有人。
Pledgors is the sole legal and beneficial owner of the Equity Interest.

5.2	质权人应有权按本合同列明的规定处置和转让股权。
Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.3	除质权之外，出质人未在股权上设置任何担保权益或其他产权负担。
Except for the Pledge, Pledgors has not placed any security interest or other encumbrance on the Equity Interest.

6.	出质人的承诺和进一步同意
Covenants and Further Agreements of Pledgors

6.1	在本合同有效期期间，出质人特此向质权人承诺，出质人应：
Pledgors hereby covenants to the Pledgee, that during the term of this Agreement, Pledgors shall:

6.1.1	除履行由出质人、质权人和丙方于2010年3月25日签订的独家购买权合同外，未经质权人事先书面同意，不得转让股权、设置或允许存在可能影响质权人在股权中的权利和利益的任何担保权益或其他产权负担；
not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance that may affect the Pledgee's rights and interests in the Equity Interest, without the prior written consent of Pledgee, except for the performance of the Exclusive Option Agreement executed by Pledgors, Pledgee and Party C on March 25th,2010;

6.1.2	遵守适用于权利质押的所有法律和法规的规定，在收到有关主管机关就质权发出或制定的任何通知、命令或建议后5日内，应向质权人出示上述通知、命令或建议，并应遵守上述通知、命令或建议或者按照质权人的合理要求或经质权人同意就上述事项提出反对意见和陈述；
comply with the provisions of all laws and regulations applicable to the pledge of rights, and within 5 days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee's reasonable request or upon consent of Pledgee;

6.1.3	将可能对质权人对股权或其任何部分的权利具有影响的任何事件或出质人收到的通知、以及可能对产生于本合同中的出质人的任何保证及其他义务具有影响的任何事件或出质人收到的通知立即通知质权人。
promptly notify Pledgee of any event or notice received by Pledgors that may have an impact on Pledgee's rights to the Equity Interest or any portion thereof, as well as any event or notice received by Pledgors that may have an impact on any guarantees and other obligations of Pledgors arising out of this Agreement.

6.2	出质人同意，质权人按本合同取得的对质权的权利不得被出质人或出质人的任何继承人或代表或任何其他人通过法律程序中断或妨害。
Pledgors agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgors or any heirs or representatives of Pledgors or any other persons through any legal proceedings.

6.3
为保护或完善本合同对支付业务合作协议项下的咨询和服务费而授予的担保权益，出质人特此承诺，将真诚签署并促使在质权中有利益的其他当事人签署质权人所要求的所有证书、协议、契据和/或承诺。出质人还承诺，将进行并促使在质权中有利益的其他当事人进行质权人所要求的作为，促进质权人行使其本合同授予其的权利和授权，并与质权人或质权人的指定人(自然人/法人)签署关于股权所有权的所有有关文件。出质人承诺，将在合理期间内向质权人提供质权人所要求的关于质权的所有通知、命令及决定。

To protect or perfect the security interest granted by this Agreement for payment of the consulting and service fees under the Business Cooperation Agreement, Pledgors hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee.  Pledgors also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural/legal persons).  Pledgors undertakes to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

6.4	出质人特此向质权人承诺，将遵守和履行本合同项下的所有保证、承诺、协议、陈述及条件。如出质人未能或部分履行其保证、承诺、协议、陈述及条件，出质人应赔偿质权人由此导致的所有损失。
Pledgors hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions, Pledgors shall indemnify Pledgee for all losses resulting therefrom.

7.	违约事件
Event of Breach

7.1	下列情况均应被视为违约事件：
The following circumstances shall be deemed Event of Default:

7.1.1	丙方未能足额支付业务合作协议项下应付的咨询和服务费或者违反丙方在该协议项下的任何其他义务；
Party C fails to pay in full any of the consulting and service fees payable under the Business Cooperation Agreement or breaches any other obligations of Party C thereunder;

7.1.2	出质人在本合同第5条所作的任何陈述或保证含有严重失实陈述或错误，和/或出质人违反本合同第5条的任何保证；
Any representation or warranty by Pledgors in Article 5 of this Agreement contains material misrepresentations or errors, and/or Pledgors violates any of the warranties in Article 5 of this Agreement;

7.1.3	出质人和丙方未能按第3.1条中的规定办理股权质押的工商登记；
Pledgors and Party C fail to conduct the industry and commerce registration stipulated in Section 3.1;

7.1.4	出质人和丙方违反本合同的任何规定；
Pledgors and Party C breach any provisions of this Agreement;

7.1.5	除第6.1.1条中明确规定外，出质人转让或意图转让或放弃质押的股权或者未经质权人书面同意而让予质押的股权；
Except as expressly stipulated in Section 6.1.1, Pledgors transfers or purports to transfer or abandons the Equity Interest pledged or assigns the Equity Interest pledged without the written consent of Pledgee;

7.1.6	出质人对任何第三方的自身的贷款、保证、赔偿、承诺或其他债务责任(1)因出质人违约被要求提前偿还或履行；或(2)已到期但不能如期偿还或履行；
Any of Pledgors's own loans, guarantees, indemnifications, promises or other debt liabilities to any third party or parties (1) become subject to a demand of early repayment or performance due to default on the part of Pledgors; or (2) become due but are not capable of being repaid or performed in a timely manner;

7.1.7	使本合同可强制执行、合法和生效的政府机构的任何批准、执照、许可或授权被撤回、中止、使之失效或有实质性更改；
Any approval, license, permit or authorization of government agencies that makes this Agreement enforceable, legal and effective is withdrawn, terminated, invalidated or substantively changed;

7.1.8	适用的法律的颁布使本合同非法或使出质人不能继续履行其在本合同项下的义务；
The promulgation of applicable laws renders this Agreement illegal or renders it impossible for Pledgors to continue to perform its obligations under this Agreement;

7.1.9	出质人所拥有的财产出现不利变化，致使质权人认为出质人履行其在本合同项下的义务的能力已受到影响；
Adverse changes in properties owned by Pledgors, which lead Pledgee to believe that that Pledgors's ability to perform its obligations under this Agreement has been affected;

7.1.10	丙方的继承人或托管人只能部分履行或拒绝履行业务合作协议项下的支付责任；及
The successor or custodian of Party C is capable of only partially performing or refuses to perform the payment obligations under the Business Cooperation Agreement; and

7.1.11	质权人不能或可能不能行使其针对质权的权利的任何其他情况。
Any other circumstances occur where Pledgee is or may become unable to exercise its right with respect to the Pledge.

7.2	一经知悉或发现第7.1条所述的任何情况或可能导致上述情况的任何事件已经发生，出质人应立即相应地书面通知质权人。
Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgors shall immediately notify Pledgee in writing accordingly.

7.3	除非本第7.1条所列明的违约事件已经令质权人满意地得到完满解决，否则质权人可以在违约事件发生时或发生后的任何时候向出质人发出违约通知，要求出质人立即支付业务合作协议项下到期应付的所有未偿清付款及所有其他到期应付给质权人的付款，和/或按本合同第8条的规定处置质权。
Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee's satisfaction, Pledgee may issue a Notice of Default to Pledgors in writing upon the occurrence of the Event of Default or at any time thereafter and demand that Pledgors immediately pay all outstanding payments due under the Business Cooperation Agreement and all other payments due to Pledgee, and/or dispose of the Pledge in accordance with the provisions of Article 8 of this Agreement.

8.	质权的行使
Exercise of Pledge

8.1	在业务合作协议所述的咨询和服务费足额偿还前，未经质权人书面同意，出质人不得转让质权或在丙方的股权。
Prior to the full payment of the consulting and service fees described in the Business Cooperation Agreement, without the Pledgee's written consent, Pledgors shall not assign the Pledge or the Equity Interest in Party C.

8.2	质权人行使质权时可向出质人发出违约通知。
Pledgee may issue a Notice of Default to Pledgors when exercising the Pledge.

8.3	受限于第7.3条的规定，质权人可在按第7.2条发出违约通知的同时或在发出违约通知之后的任何时候行使强制执行质权的权利。一旦质权人选择强制执行质权，出质人应不再拥有与股权有关的任何权利或利益。
Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge concurrently with the issuance of the Notice of Default in accordance with Section 7.2 or at any time after the issuance of the Notice of Default. Once Pledgee elects to enforce the Pledge, Pledgors shall cease to be entitled to any rights or interests associated with the Equity Interest.

8.4	在违约时，在许可的范围内并根据适用法律，质权人有权取得在本合同项下质押的股权并处置质押的股权；对于处置的所得，质权人没有义务给付出质人，并且出质人特此放弃其可能拥有的向质权人要求任何该等给付的任何权利。同样，在该等情况下出质人应对在质押的股权的该等处置后余下的任何亏空对质权人没有任何义务。
In the event of default, Pledgee is entitled to take possession of the Equity Interest pledged hereunder and to dispose of the Equity Interest pledged, to the extent permitted and in accordance with applicable laws, without obligation to account to Pledgors for proceeds of disposition and Pledgors hereby waives any rights it may have to demand any such accounting from Pledgee. Likewise, in such circumstance Pledgors shall have no obligation to Pledgee for any deficiency remaining after such disposition of the Equity Interest pledged.

8.5	当质权人依照本合同处置质权时，出质人和丙方应提供必要的协助，以使质权人能够根据本合同强制执行质权。
When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgors and Party C shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

9.	转让
Assignment

9.1	未经质权人事先书面同意，出质人不得有权转让或转授其在本合同项下的权利和义务。
Without Pledgee's prior written consent, Pledgors shall not have the right to assign or delegate its rights and obligations under this Agreement.

9.2	本合同应对出质人及其继任人和经许可的受让人均有约束力，并且应对质权人及其每一继任人和受让人有效。
This Agreement shall be binding on Pledgors and its successors and permitted assigns, and shall be valid with respect to Pledgee and each of its successors and assigns.

9.3	在任何时候，质权人均可以将其在业务合作协议项下的任何及所有权利和义务转让给其指定人（自然人/法人），在该情况下，受让人应享有和承担质权人在本合同项下的权利和义务，如同其是本合同的原始一方一样。当质权人转让业务合作协议项下的权利和义务时，应质权人要求，出质人应签署有关协议或与该等转让有关的其他文件。
At any time, Pledgee may assign any and all of its rights and obligations under the Business Cooperation Agreement to its designee(s) (natural/legal persons), in which case the assigns shall have the rights and obligations of Pledgee under this Agreement, as if it were the original party to this Agreement. When the Pledgee assigns the rights and obligations under the Business Cooperation Agreement, upon Pledgee's request, Pledgors shall execute relevant agreements or other documents relating to such assignment.

9.4	如果因转让而导致质权人变更，应质权人要求，出质人应与新的质权人按与本合同相同的条款和条件签订一份新的质押合同。
In the event of a change in Pledgee due to an assignment, Pledgors shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement.

9.5	出质人应严格遵守本合同和本合同各方或其中任何一方共同或单独签署的其他合同的规定，包括独家购买权合同和授予质权人的授权委托书，履行在本合同和其他合同项下的义务，并不进行可能影响其有效性和可强制执行性的作为/不作为。除非根据质权人的书面指示，出质人不得行使其对在本合同项下质押的股权的任何余下的权利。
Pledgors shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Exclusive Option Agreement and the Power of Attorney granted to Pledgee, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of Pledgors with respect to the Equity Interest pledged hereunder shall not be exercised by Pledgors except in accordance with the written instructions of Pledgee.

10.	终止
Termination

在业务合作协议项下的咨询和服务费足额支付之后，并且在丙方在业务合作协议项下的义务终止之后，本合同应终止，并且质权人应在合理切实可行范围内尽快注销或终止本合同。
Upon the full payment of the consulting and service fees under the Business Cooperation Agreement and upon termination of Party C's obligations under the Business Cooperation Agreement, this Agreement shall be terminated, and Pledgee shall then cancel or terminate this Agreement as soon as reasonably practicable.

11.	手续费及其他费用
Handling Fees and Other Expenses

与本合同有关的所有费用及实际开支，包括但不限于律师费、工本费、印花税以及任何其他税收和费用均应由丙方承担。如果适用法律要求质权人须承担若干有关税收和费用，出质人应促使丙方全额偿还质权人已支付的税收和费用。
All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C. If Applicable Laws requires that Pledgee should bear some related taxes and fees, Pledgors shall cause Party C to fully repay Pledgee the paid taxes and fees.

12.	保密责任
Confidentiality

各方承认，其就本合同而交换的任何口头或书面资料均属机密资料。每一方均应对所有该等资料予以保密，而在未得到其他各方书面同意前，其不得向任何第三方披露任何有关资料，除下列情况外：(a)公众知悉或将会知悉该等资料(但这并非由接受资料之一方向公众披露)；(b)适用法律或任何证券交易所的规则或规定要求披露之资料；或(c)由任何一方就本合同项下所规定的交易需向其法律顾问或财务顾问披露之资料，而该法律顾问或财务顾问亦需受与本条中义务相类似之保密义务约束。任何一方所雇用的工作人员或机构对任何保密资料的披露均应被视为该等一方对该等保密资料的披露，该一方应对违反本合同承担法律责任。无论本合同以任何理由终止，本条应继续有效。
The Parties acknowledge that any oral or written information exchanged among them with respect to this Agreement is confidential information. Each Party shall maintain the confidentiality of all such information, and without obtaining the written consent of other Parties, it shall not disclose any relevant information to any third parties, except in the following circumstances: (a) such information is or will be in the public domain (provided that this is not the result of a public disclosure by the receiving party); (b) information disclosed as required by applicable laws or rules or regulations of any stock exchange; or (c) information required to be disclosed by any Party to its legal counsel or financial advisor regarding the transaction contemplated hereunder, and such legal counsel or financial advisor are also bound by confidentiality duties similar to the duties in this section. Disclosure of any confidential information by the staff members or agency hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This section shall survive the termination of this Agreement for any reason.

13.	管辖法律和争议解决
Governing Law and Resolution of Disputes

13.1	本合同的签署、生效、解释和履行，以及本合同项下争议的解决应受中国正式公布并可公开得到的法律管辖。对于中国正式公布并可公开得到的法律的未尽事宜，应受国际法律原则和惯例管辖。
The execution, effectiveness, construction, performance, and the resolution of disputes hereunder shall be governed by the formally published and publicly available laws of China. Matters not covered by formally published and publicly available laws of China shall be governed by international legal principles and practices.

13.2	如果因解释和履行本协议的规定发生任何争议，各方应诚意协商解决争议。如果在任何一方要求通过协商解决争议后30天之内各方未能就该等争议的解决达成一致，任何一方可向有管辖权的中华人民共和国人民法院提起诉讼。
In the event of any dispute with respect to the construction and performance of the provisions of this Agreement, the Parties shall negotiate in good faith to resolve the dispute. In the event the Parties fail to reach an agreement on the resolution of such a dispute within 30 days after any Party's request for resolution of the dispute through negotiations, any Party may file a lawsuit with a jurisdictional people’s court in the People’s Republic of China.

13.3	因解释和履行本合同而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本合同各方应继续行使其各自在本合同项下的权利并履行其各自在本合同项下的义务。
Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

14.	通知
Notices

14.1	根据本合同所要求或允许发出的所有通知和其他通信应通过专人递送或者通过邮资预付挂号信、商业快递服务或传真发到该等一方的下列地址。每份通知还应再以电子邮件发送一份确认件。该等通知视为有效送达的日期应按如下方式确定：
All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

14.1.1	通知如果是通过专人递送、快递服务或邮资预付挂号信发出的，则应视为在通知的指定收件地址于发送或拒收之日有效送达。
Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

14.1.2	通知如果是通过传真发出的，则应视为于成功传送之日有效送达(应以自动生成的传送确认信息为证)。
Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

14.2	为通知的目的，各方地址如下：
For the purpose of notices, the addresses of the Parties are as follows:

甲方：	齐齐哈尔德利企业管理咨询有限公司（下称“质权人”）
Party A:	Qiqihar Deli Enterprise Management Consulting Co., Ltd.
地址：	黑龙江省齐齐哈尔市富拉尔基区科研办事处全合台跃进路北
Address:	North Side of Yuejin Road, Quanhetai, R&D Regional, Fulaerji District, Qiqihar, Heilongjiang province, China
收件人：	高海峰
Attn:	Gao Haifeng
电话：	0452-6919150
Phone:	0452-6919150
传真：	0452-6919150
Fax:	0452-6919150

乙方：	张立
Party B:	Zhang Li
电话：	0452-6876655
Phone:	0452-6876655
乙方：	刘玉华
Party B:	Liu Yuhua
电话：	0452-6876655
Phone:	0452-6876655

丙方：	齐齐哈尔市富尔农艺有限公司
Party C:	Qiqihar Fuer Agronomy Inc.
地址：	黑龙江省齐齐哈尔市富拉尔基区科研办事处开发区内纬二路北
Address:	North Neiwei Road 2, R&D Regional, Fulaerji District, Qiqihaer, Heilongjiang Province
收件人：	张立
Attn:	Zhang Li
电话：	0452-6876655
Phone:	0452-6876655
传真：	0452-6876655
Facsimile:	0452-6876655

14.3	任何一方均可按本条条款通过向其他各方发出通知随时更改其通知的收件地址。
Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

15.	分割性
Severability

如果本合同有一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可强制执行，则本合同其余规定的有效性、合法性或可强制执行性不应在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代该等无效、不合法或不可强制执行的规定，而该等有效的规定所产生的经济效果应尽可能与该些无效、不合法或不可强制执行的规定所产生的经济效果相似。
In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

16.	附件
Attachments

本合同所列附件应为本合同不可分割的组成部分。
The attachments set forth herein shall be an integral part of this Agreement.

17.	生效
Effectiveness

17.1	本合同的任何修订、更改和补充均应书面作出，并且经各方签字或盖章后生效。
Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon affixation of the signatures or seals of the Parties.

17.2	本合同以中文和英文书就，一式三份。出质人、质权人、和丙方应各持一份。本合同每份均具有同等的效力。中文版本和英文版本如有冲突，应以中文版本为准。
This Agreement is written in Chinese and English in three copies.  Pledgors, Pledgee and Party C shall hold one copy respectively.  Each copy of this Agreement shall have equal validity.  In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

（下接签字页）
（The next page is for execution only）

有鉴于此，各方已促使其授权代表于文首所述日期签署了本股权质押合同，以昭信守。
IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Share Pledge Agreement as of the date first above written.

甲方：	齐齐哈尔德利企业管理咨询有限公司
Party A:	Qiqihar Deli Enterprise Management Consulting Co., Ltd.

签署：
By:
姓名：	高海峰
Name:	Gao Hai Feng
职务：	总经理
Title:	General Manager

乙方：	张立
Party B:	Zhang Li

签署：
By:

乙方：	刘玉华
Party B:	Liu Yuhua

签署：
By:

丙方：	齐齐哈尔市富尔农艺有限公司
Party C:	Qiqihar Fuer Agronomy Inc.

签署：
By:
姓名：	张立
Name:	Zhang Li
职务：	董事长
Title:	Director

附件：
Attachments:

1.	齐齐哈尔市富尔农艺有限公司股东名册；
Shareholders' register of Qiqihaer Fuer Agriculture Co. Ltd.;

2	张立、刘玉华出资证明书；
The Capital Contribution Certificate for Zhang Li and Liu Yuhua;

3	独家业务合作协议
Exclusive Business Cooperation Agreement